EXHIBIT 99.1
Post Holdings, Inc. Delays Announcement
of Second Quarter Fiscal 2012 Financial Results
St. Louis, Missouri - May 16, 2012 - As previously announced, Post Holdings, Inc. is restating its financial statements for the year ended September 30, 2011 and the fiscal quarter ended December 31, 2011 as a result of Ralcorp Holding, Inc.’s restatement.  Ralcorp has now postponed the release of its financial results and the filing of its quarterly report on Form 10-Q for the second quarter ended March 31, 2012 in order to conclude both the internal and external in-depth reviews associated with its previously announced financial restatements. While Post management is not participating in Ralcorp’s review process, Post management is not aware of any issues from such review which would affect Post beyond the goodwill impairment charge previously reported.  However, because Post was a wholly-owned subsidiary of Ralcorp and subject to Ralcorp’s accounting and financial reporting processes during the periods affected by this review, there can be no assurance that Post will not be further impacted. Until Ralcorp completes its restatement, Post is not in a position to proceed with the announcement of its second quarter financial results, the filings necessary to effectuate the restatement or its Form 10-Q for the second quarter.

Accordingly, Post is also postponing its second quarter 2012 conference call previously scheduled to take place on Monday, May 21, 2012. Specific details regarding the date and time of the Company’s second quarter earnings release and conference call will be announced separately. The Company intends to file a Form 8-K/A and Form 10-Q/A in order to complete the restatement of these financial statements, issue second quarter financial results and file the Company’s second quarter Form 10-Q upon Ralcorp’s completion of its review.
Forward-Looking Statements
Forward-looking statements, within the meaning of Section 21E of the Securities Exchange Act of 1934, are made throughout this release, including with respect to the impact and timing of the Company’s restatement. These forward-looking statements are sometimes identified by the use of terms and phrases such as “believe,” “should,” “would,” “expect,” “project,” “estimate,” “anticipate,” “intend,” “plan,” “will,” “can,” “may,” or similar expressions elsewhere in this release. All forward-looking statements are subject to a number of important factors, risks, uncertainties and assumptions that could cause actual results to differ materially from those described in any forward-looking statements. These factors and risks include, but are not limited to, the preliminary nature of the Company’s assessment of the adjustments in connection with the internal and external reviews, the timing of the Company’s restatement of its financial statements, the Company’s ability to file its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2012 within contractual deadlines, including under its debt agreements, and other financial, operational and legal risks and uncertainties detailed from time to time in the Company’s cautionary statements contained in its filings with the Securities and Exchange Commission. The Company disclaims and does not undertake any obligation to update or revise any forward-looking statement in this press release.
About Post Holdings, Inc.
Post Holdings, Inc. is the parent company of Post Foods, LLC. Post has enriched the lives of consumers, bringing quality foods to the breakfast table since the company’s founding in 1897. Post’s products are generally sold to supermarket chains, wholesalers, supercenters, club stores, mass merchandisers, distributors, convenience stores and the foodservice channel in North America. Those products are manufactured at four facilities located in Battle Creek, Michigan; Jonesboro, Arkansas; Modesto, California; and Niagara Falls, Ontario. Post’s portfolio of brands includes diverse offerings to meet the taste and nutritional needs of all families, including such favorites as Honey Bunches of Oats®, Pebbles®, Great Grains®, Post Shredded Wheat®, Post® Raisin Bran, Grape-Nuts®, and Honeycomb®.  Post is dedicated to health and wellness, offering consumers a variety of cereal choices to meet their nutritional needs from whole grain and fiber to lower sugar offerings. For more information, visit www.postfoods.com.
Contact:
Pia Koster, Director, Investor Relations
(314) 644-7678 (POST)